UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: MAY 20, 2003

(Date of earliest event reported) MAY 13, 2003

3TEC ENERGY CORPORATION

(Exact name of Registrant as specified in its charter)

DELAWARE	0-21702	63-1081013
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

700 Milam Street, Suite 1100, Houston, Texas 77002

(Address of principal executive offices and zip code)

(713) 821-7100

(Registrant’s telephone number, including area code)

ITEM 9—REGULATION FD DISCLOSURE

The following information required by Item 12 “Results of Operations and Financial Condition” is being provided under Item 9 in accordance with Securities and Exchange Commission Release No. 33-8216.

3TEC Energy Corporation (“3TEC”) announced May 13, 2003, its financial and operating results for the quarter ended March 31, 2003. The May 13, 2003 press release is filed herewith as Exhibit 99.1, and is incorporated herein by reference.

ITEM 7—FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits. The following exhibits are filed herewith:

99.1	Press Release issued by 3TEC on May 13, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

3TEC Energy Corporation (Registrant)

Dated May 20, 2003	By:	/s/ Floyd C. Wilson
Floyd C. Wilson Chief Executive Officer

INDEX TO EXHIBITS

99.1	Press Release dated May 13, 2003.